UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number   811-23199

First Trust Senior Floating Rate 2022 Target Term Fund
(Exact name of registrant as specified in charter)
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)
W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant's telephone number, including area code:   (630) 765-8000

Date of fiscal year end:  May 31

Date of reporting period:   May 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

.

Item 1. Report to Stockholders.

The Report to Shareholders is attached herewith:

First Trust
Senior Floating Rate 2022
Target Term Fund (FIV)
Annual Report
For the Year Ended
May 31, 2018

First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
Annual Report
May 31, 2018
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Senior Floating Rate 2022 Target Term Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
Annual Letter from the Chairman and CEO
May 31, 2018
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Senior Floating Rate 2022 Target Term Fund (FIV), which contains detailed information about your investment for the period ended May 31, 2018, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor.
As you are no doubt aware, 2017 was a very strong year for both the U.S. and global markets. The three major U.S. indices – the S&P 500® Index, the Dow Jones Industrial Average and the Nasdaq Composite – posted their best performance since 2013. And there was more good news for Wall Street as the year ended and analysts collected stock market data:
•	The S&P 500® Index did something it had never previously done, finishing 2017 with 12 months of gains;
•	The Dow Jones Industrial Average achieved a milestone as well, closing above 24,000 for the first time ever on November 30; and
•	The Nasdaq Composite set a record by having 11 months of gains in 2017 (June was the only down month, and by just 0.86%).
As 2017 ended, President Trump signed the “Tax Cuts and Jobs Act of 2017” tax reform bill. As 2018 began, there was much enthusiasm for this tax reform package and the potential increase in take-home pay for many Americans, as well as the reduction in the federal corporate tax rate from 35% to 21%. Early in the year, many investors were also watching the Federal Reserve (the “Fed”) and its signaled intent to continue raising interest rates at a gradual pace. Based on strong job growth and the economic outlook in the U.S., the Fed did, in fact, raise interest rates on March 21, 2018. At the Fed’s May 2018 meeting, interest rates were unchanged, but the statement the Fed released points to the possibility of two or more rate hikes in the latter part of 2018.
For the entire first quarter of 2018, increased volatility was the norm. The S&P 500® Index was off to a strong start in January as it returned over 7.5% from January 2 to January 26. February, however, was a different story. Early in the month, the Dow Jones Industrial Average plunged 567 points and sank into “correction” territory (defined as a drop of 10% from the index’s high) and in just two weeks, was down more than 3,200 points. However, as February came to a close, the Dow Jones Industrial Average was back on track and up from the lows experienced earlier in the month. Volatility continued in March and April with the Dow Jones Industrial Average ending April with a small gain, while May ended with a slight decline. Across the globe, the first quarter saw the Emerging Market and Developing Market countries, as well as Europe, continue with the strong performances experienced in 2017.
The market volatility we saw during the first quarter of 2018 has continued into the second quarter, both in the U.S. and abroad. Both the U.S. and international markets have been affected by talk of a so-called "trade war" and tariffs on imports from China (and other countries), as well as geopolitical concerns around a possible war with Syria, continued concerns regarding North Korea and the potential effects of the political goals of Italy’s new prime minister. This market volatility is why we believe that one should invest for the long term and be prepared for market movements, which can happen at any time. This can be accomplished by keeping current on your portfolio and investing goals and by speaking regularly with your investment professional. As we’ve said before, markets go up and they also go down, but savvy investors are prepared for either through careful attention to their portfolios and investment goals.
At First Trust, we continue to be optimistic about the U.S. economy and we thank you for giving us the opportunity to be a part of your financial plan. We value our relationship with you and will report on your investment again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
“AT A GLANCE”
As of May 31, 2018 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FIV
Common Share Price	$9.37
Common Share Net Asset Value (“NAV”)	$9.64
Premium (Discount) to NAV	(2.80)%
Net Assets Applicable to Common Shares	$345,577,761
Current Monthly Distribution per Common Share(1)	$0.0417
Current Annualized Distribution per Common Share	$0.5004
Current Distribution Rate on Common Share Price(2)	5.34%
Current Distribution Rate on NAV(2)	5.19%
Common Share Price & NAV (weekly closing price)

Performance
		Average Annual Total Returns
	1 Year Ended 5/31/18	Inception (12/21/16) to 5/31/18
Fund Performance(3)
NAV	2.83%	3.08%
Market Value	-1.24%	0.01%
Index Performance
S&P/LSTA Leveraged Loan Index	4.20%	4.43%
(1)	Most recent distribution paid or declared through 5/31/2018. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 5/31/2018. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
“AT A GLANCE” (Continued)
As of May 31, 2018 (Unaudited)
Credit Quality (S&P Ratings)(4)	% of Senior Loans and Other Debt Securities(5)
BBB-	4.1%
BB+	4.8
BB	6.6
BB-	17.4
B+	28.8
B	23.3
B-	13.1
CCC+	0.7
CCC	0.9
D	0.3
Total	100.0%

Industry Classification	% of Senior Loans and Other Securities(5)
Health Care Providers & Services	17.2%
Software	12.8
Hotels, Restaurants & Leisure	12.1
Media	6.4
Pharmaceuticals	6.0
Life Sciences Tools & Services	4.3
Food & Staples Retailing	4.1
Diversified Financial Services	3.7
Professional Services	3.6
Insurance	3.0
Containers & Packaging	2.4
Capital Markets	2.1
Food Products	2.1
Diversified Consumer Services	2.0
Commercial Services & Supplies	1.9
Auto Components	1.9
Diversified Telecommunication Services	1.7
Health Care Equipment & Supplies	1.5
Electric Utilities	1.4
Household Products	1.2
Health Care Technology	1.2
Oil, Gas & Consumable Fuels	1.1
Semiconductors & Semiconductor Equipment	1.0
Building Products	0.8
Industrial Conglomerates	0.8
Wireless Telecommunication Services	0.8
Chemicals	0.6
Household Durables	0.6
Real Estate Management & Development	0.5
Technology Hardware, Storage & Peripherals	0.4
Aerospace & Defense	0.4
Specialty Retail	0.3
Independent Power and Renewable Electricity Producers	0.1
Construction & Engineering	0.0*
Total	100.0%

*	Amount is less than 0.1%.

Top 10 Issuers	% of Senior Loans and other Securities(5)
Amaya Holdings B.V. (Stars)	3.1%
MultiPlan, Inc. (MPH Acquisition Holdings LLC)	3.0
BMC Software Finance, Inc.	2.8
Valeant Pharmaceuticals International, Inc.	2.5
AlixPartners, LLP	2.3
BJ’s Wholesale Club, Inc.	2.2
Asurion, LLC (fka Asurion Corporation)	2.0
Portillo’s Holdings, LLC	1.9
Reynolds Group Holdings Inc.	1.9
Caesars Resort Collection	1.8
Total	23.5%

(4)	The ratings are by Standard & Poor’s except where otherwise indicated. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
(5)	Percentages are based on long-term positions. Money market funds are excluded.

Portfolio Commentary
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
Annual Report
May 31, 2018 (Unaudited)
Advisor
The First Trust Advisors L.P. (“First Trust”) Leveraged Finance Team is comprised of 15 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations personnel. As of May 31, 2018, the First Trust Leveraged Finance Team managed or supervised approximately $4.07 billion in senior secured bank loans and high-yield bonds. These assets are managed across various strategies, including two closed-end funds, an open-end fund, four exchange-traded funds, one UCITS fund and a series of unit investment trusts on behalf of retail and institutional clients.
Portfolio Management Team
William Housey, CFA – Senior Vice President, Senior Portfolio Manager
Scott D. Fries, CFA – Senior Vice President, Portfolio Manager
Commentary
First Trust Senior Floating Rate 2022 Target Term Fund
The investment objectives of the First Trust Senior Floating Rate 2022 Target Term Fund (“FIV” or the “Fund”) are to seek a high level of current income and to return $9.85 per Common Share of beneficial interest of the Fund (the original net asset value (“NAV”) per Common Share before deducting offering costs of $0.02 per Common Share) to the holders of Common Shares on or about February 1, 2022. The Fund, under normal market conditions, pursues its objectives by primarily investing at least 80% of its Managed Assets in a portfolio of senior secured floating-rate loans (“senior loans”) of any maturity. “Managed Assets” means the total asset value of the Fund minus the sum of its liabilities, other than the principal amount of borrowings. There can be no assurance that the Fund’s investment objectives will be achieved. The Fund may not be appropriate for all investors.
Market Recap
The twelve-month period ended May 31, 2018 proved to be favorable for senior loans, which experienced 10 months of positive returns, and outperformed other fixed income asset classes. Specifically, the last twelve month (“LTM”) total return for the S&P/LSTA Leveraged Loan Index (the “Index”) was 4.20%. This compares to 2.29% for high-yield bonds, 1.88% for preferred securities, 0.09% for investment grade bonds and -0.37% for the US Aggregate Index.1 For reference, the S&P 500® Total Return Index returned 14.38% over the same time period.
The senior loan asset class continues to see strong demand from investors. In turn, this demand has resulted in a wave of re-pricings (reduced spread) and refinancings. In fact, of the $896.5 billion in institutional loan issuance during the prior year period, 69.5%, or about $623.0 billion, was used for re-pricing and refinancing (JP Morgan). Investor demand for the senior loan asset class has resulted in approximately $6.5 billion of inflows over the prior year period (JP Morgan). The primary factor influencing this demand has been the gradual increase in the Federal Funds Rate by the U.S. Federal Reserve (the “Fed”). More specifically, the Fed implemented three 25 basis point (“bps”) rate hikes in the Federal Funds Rate over the prior year to end the period at 175 bps. This increase in the Federal Funds Rate has also led to an increase in 3-month London Interbank Offered Rate (“LIBOR”) from 121 bps to 232 bps, an increase of 111 bps over the same time period. We believe that loans have begun to benefit from this increase in LIBOR, as we appear to have reached the inflection point where LIBOR increases are offsetting the spread declines from the heavy refinancing rate.
Senior Loan Market
The Index returned 4.20% for the twelve-month period ending May 31, 2018. Lower quality CCC rated issues returned 7.17% in the period, outperforming the 4.43% return for higher quality B rated issues and the 3.78% return for even higher quality BB rated issues. The average bid price of loans in the market remained relatively stable, entering the period at $98.33 and ending the period at $98.35. The discounted spread to a 3-year life for the senior loan market began the period at L+413 and ended the period at L+379, a tightening of 34 bps.
The default rate within the Index remains below the long term average for senior loans. The LTM default rate within the Index ended the period at 2.12%, which compares favorably to the long-term average default rate of 3.01% dating back to March 1999. We believe the default rate remains below the long-term average because overall corporate fundamentals remain healthy. Given the lack of near-term debt maturities and favorable access to capital markets that companies are enjoying, we believe default rates for both senior loans and high-yield bonds will remain relatively benign for some time.
[1]	High-Yield Bonds are represented by the ICE BofAML US High Yield Constrained Index, Preferred Securities are represented by the ICE BofAML Fixed Rate Preferred Securities Index, Investment Grade Bonds are represented by the ICE BofAML US Corporate Index and the US Aggregate Index is represented by the Bloomberg Barclays US Aggregate Bond Index.

Portfolio Commentary (Continued)
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
Annual Report
May 31, 2018 (Unaudited)
Performance Analysis
The Fund’s NAV and market price returns2 were 2.83% and -1.24%, respectively, for the 12-month period ended May 31, 2018. The Fund entered the period at a 1.21% premium to NAV and widened to a -2.80% discount to NAV by the end of the period. The move represented a widening of 401 bps. The Fund traded at an average discount to NAV of -2.19% during the prior year period. The Fund remains well diversified and was invested in 146 different issuers and 178 individual securities (0.56% average position size). The Fund was also well diversified across 34 different industries, the largest of which was Health Care Providers & Services at 17.2%, followed by Software at 12.8% and Hotels, Restaurant & Leisure at 12.1%. The Fund held 11.7% of its assets in high-yield bonds, a decline of 74 bps relative to the period one year ago. This reduction benefitted the Fund as senior loans outperformed high-yield bonds over the prior year period. Additionally, the Fund’s use of leverage contributed to returns as loan returns outpaced the cost of borrowing. The Fund utilized leverage at 26.6% of managed assets at the beginning of the period and ended the period at 25.6%. Additionally, selection within the Business Equipment & Services industry was a tailwind to the performance of the Fund. Offsetting these tailwinds were the Fund’s selection within the Retail (except Food & Drug) and Healthcare industries.
From an income perspective, the monthly distribution rate began in March 2017 at a rate of $0.0417 per share and has remained flat through May 2018, amounting to 15 consecutive constant dividends. At the $0.0417 per share monthly distribution rate, the annualized distribution rate at the end of May 2018 was 5.19% at NAV and 5.34% at market price.
Market and Fund Outlook
We believe the current healthy credit market environment may persist for the near to intermediate term. In our opinion, the positive backdrop for the senior loan and high-yield bond asset classes continues to be the fact that the U.S. economy is on solid ground. We believe the combination of improved inflation data in the U.S., less accommodation from global central banks and increased U.S. Treasury issuance to fund greater deficits will likely continue to increase interest rate volatility and continue to propel interest rates higher. Higher interest rates would drive long-duration bond prices (the most interest rate sensitive) to be lower, in our opinion. While this may also result in credit market volatility, we remain confident in our belief that the favorable backdrop for the macroeconomy will persist for the near to intermediate term. Specifically, we believe senior loans, given their senior secured position in the capital structure, floating interest rate, attractive income and low default rate, are well positioned as we move through 2018. Finally, we believe that, with the potential for additional interest rate hikes on the horizon, LIBOR should continue to migrate higher through 2018 and into 2019. As we evaluate new investment opportunities, decisions will continue to be rooted in our rigorous bottom-up credit analysis and our focus will remain on identifying the opportunities that we believe offer the best risk and reward balance.
[2]	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
Portfolio of Investments
May 31, 2018
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) – 123.8%
	Aerospace & Defense – 0.5%
$1,344,000	Transdigm, Inc., Incremental TLE , 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.48%	05/30/25	$1,339,135
550,214	Transdigm, Inc., Term loan F, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.48%	06/09/23	548,773
				1,887,908
	Alternative Carriers – 0.8%
2,744,527	Level 3 Financing, Inc., Tranche B 2024 Term Loan, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.21%	02/22/24	2,746,064
	Application Software – 6.2%
2,507,738	CCC Information Resources, Inc., Term Loan B, 1 Mo. LIBOR + 3.00%, 1.00% Floor	4.99%	04/26/24	2,511,324
806,459	Hyland Software, Term-3 Loans, 1 Mo. LIBOR + 3.25%, 0.75% Floor	5.23%	07/01/22	811,934
1,867,874	Infor (US), Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 1.00% Floor	4.73%	02/02/22	1,866,828
930,233	Informatica, Term Loan B, 1 Mo. LIBOR + 3.25%, 0.00% Floor	5.23%	08/06/22	936,046
5,349,409	JDA Software Group (RP Crown Parent, Inc.), Term Loan B, 1 Mo. LIBOR + 2.75%, 1.00% Floor	4.73%	10/12/23	5,362,783
1,260,906	LANDesk Software, Inc., Term Loan B, 1 Mo. LIBOR + 4.25%, 1.00% Floor	6.24%	01/18/24	1,241,463
363,067	Micro Focus International (MA Finance LLC), MA Finance TLB3, 1 Mo. LIBOR + 2.75%, 0.00% Floor	4.73%	06/21/24	361,641
2,451,885	Micro Focus International (MA Finance LLC), Seattle Spinco TLB, 1 Mo. LIBOR + 2.75%, 0.00% Floor	4.73%	06/21/24	2,442,249
345,179	Mitchell International, Inc., Delayed Draw Term Loan, 1 Mo. LIBOR + 3.25%, 0.00% Floor	5.22%	11/30/24	345,055
4,280,224	Mitchell International, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 0.00% Floor	5.23%	11/30/24	4,278,683
1,137,286	Qlik Technologies (Project Alpha Intermediate Holdings, Inc.), Term Loan B, 6 Mo. LIBOR + 3.50%, 1.00% Floor	5.99%	04/26/24	1,133,021
				21,291,027
	Asset Management & Custody Banks – 2.9%
2,916,407	American Beacon Advisors, Inc. (Resolute Investment Managers), Term Loan B, 3 Mo. LIBOR + 3.25%, 1.00% Floor	5.55%	04/30/22	2,923,698
754,300	First Eagle Investment Management, Term Loan B, 3 Mo. LIBOR + 3.00%, 0.75% Floor	5.30%	12/01/22	759,014
897,995	Harbourvest Partners L.P., Term Loan B, 3 Mo. LIBOR + 2.25%, 0.00% Floor	4.55%	02/28/25	897,250
1,624,495	Victory Capital Holdings (VCH Holdings LLC), Term Loan B, 3 Mo. LIBOR + 2.75%, 0.00% Floor	5.05%	02/15/25	1,628,557
586,900	Virtus Investment Partners, Inc., Delayed Draw Term Loan (d)	2.50% (e)	06/01/24	586,900
3,334,800	Virtus Investment Partners, Inc., Term Loan B, 2 Mo. LIBOR + 2.50%, 0.75% Floor	4.43%	06/01/24	3,341,736
				10,137,155
	Auto Parts & Equipment – 2.6%
7,889,776	Gates Global LLC, Term Loan B, 3 Mo. LIBOR + 2.75%, 1.00% Floor	5.05%	03/31/24	7,921,809
194,582	Lumileds, Term Loan B, 1 Mo. LIBOR + 3.50%, 1.00% Floor	5.48%	06/30/24	193,900
923,918	Lumileds, Term Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor	5.80%	06/30/24	920,685
				9,036,394

See Notes to Financial Statements

First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
Portfolio of Investments (Continued)
May 31, 2018
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Broadcasting – 2.0%
$20,880	Nexstar Broadcasting, Inc., Mission Term Loan, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.41%	01/17/24	$20,915
162,548	Nexstar Broadcasting, Inc., Nexstar Term Loan, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.41%	01/17/24	162,817
3,942,000	Sinclair Television Group, Inc., Term Loan B2, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.49%	05/31/25	3,937,073
236,438	Tribune Media Co., Extended Term Loan C, 1 Mo. LIBOR + 3.00%, 0.75% Floor	4.98%	01/27/24	236,142
2,690,778	Univision Communications, Inc., Term Loan C5, 1 Mo. LIBOR + 2.75%, 1.00% Floor	4.73%	03/15/24	2,593,238
				6,950,185
	Building Products – 1.1%
171,828	Beacon Roofing Supply, Term Loan B, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.18%	01/02/25	171,735
748,125	Jeld-Wen, Inc., Term Loan B, 3 Mo. LIBOR + 2.00%, 0.00% Floor	4.30%	12/07/24	748,828
2,884,616	Quikrete Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	4.73%	11/15/23	2,884,616
				3,805,179
	Cable & Satellite – 0.6%
851,786	Cablevision (CSC Holdings, Inc.), New Term Loan B, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.42%	01/25/26	849,656
1,231,063	UnityMedia, Term Loan E, 1 Mo. LIBOR + 2.00%, 0.00% Floor	3.80%	05/31/23	1,229,783
				2,079,439
	Casinos & Gaming – 11.0%
14,782,983	Amaya Holdings B.V., Term Loan B, 3 Mo. LIBOR + 3.00%, 0.00% Floor	5.32%	04/06/25	14,785,940
2,494	Aristocrat Technologies, Term Loan B, 2 Mo. LIBOR + 1.75%, 0.00% Floor	3.84%	10/19/24	2,479
995,006	Aristocrat Technologies, Term Loan B, 3 Mo. LIBOR + 1.75%, 0.00% Floor	4.11%	10/19/24	989,325
8,678,250	Caesars Resort Collection, Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	4.73%	12/22/24	8,677,035
1,111,696	CityCenter Holdings LLC, Term Loan B, 1 Mo. LIBOR + 2.25%, 0.75% Floor	4.23%	04/18/24	1,111,518
1,102,947	Golden Nugget, Term Loan B, 1 Mo. LIBOR + 2.75%, 0.75% Floor	4.73%	10/04/23	1,108,925
843,127	Golden Nugget, Term Loan B, 2 Mo. LIBOR + 2.75%, 0.75% Floor	4.73%	10/04/23	847,696
1,298,274	MGM Growth Properties Operating Partnership LP, Term Loan B, 1 Mo. LIBOR + 2.00%, 0.00% Floor	3.75%	03/23/25	1,297,378
985,416	Penn National Gaming, Inc., Term Loan B, 1 Mo. LIBOR + 2.50%, 0.75% Floor	4.48%	01/19/24	991,082
2,977,175	Scientific Games International, Inc., Term Loan B5, 1 Mo. LIBOR + 2.75%, 0.00% Floor	4.73%	08/14/24	2,985,095
1,667,370	Station Casinos, Inc (Red Rock), Term Loan B, 1 Mo. LIBOR + 2.50%, 0.75% Floor	4.49%	06/08/23	1,666,670
3,391,399	VICI Properties (Caesars), Term Loan B, 1 Mo. LIBOR + 2.00%, 0.00% Floor	3.96%	12/20/24	3,389,500
				37,852,643
	Coal & Consumable Fuels – 1.2%
4,005,844	Arch Coal, Inc., Term Loan, 1 Mo. LIBOR + 2.75%, 1.00% Floor	4.73%	03/07/24	4,004,602
See Notes to Financial Statements

First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
Portfolio of Investments (Continued)
May 31, 2018
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Coal & Consumable Fuels (Continued)
$288,730	Peabody Energy Corp., Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	4.73%	03/31/25	$288,017
				4,292,619
	Commercial Printing – 0.4%
1,347,593	Multi-Color Corp., Term Loan B, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.23%	11/01/24	1,352,647
	Construction & Engineering – 0.1%
162,587	Pike Electric, Inc., Term Loan B, 1 Mo. LIBOR + 3.50%, 1.00% Floor	5.49%	03/23/25	164,213
	Diversified Support Services – 1.4%
3,425,938	Brickman Group Holdings, Inc., Initial Term Loan (First Lien), 1 Mo. LIBOR + 3.00%, 1.00% Floor	4.94%-4.98%	12/18/20	3,441,800
1,547,597	Brickman Group Holdings, Inc., Second Lien Term Loan, 1 Mo. LIBOR + 6.50%, 1.00% Floor	8.44%	12/18/21	1,554,499
				4,996,299
	Electric Utilities – 1.9%
1,707,841	Vistra Energy Corp. (f/k/a TXU), Term Loan B-2, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.19%-4.23%	12/14/23	1,710,898
4,884,257	Vistra Energy Corp. (f/k/a TXU), Term Loan B3, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.19%	12/31/25	4,871,362
				6,582,260
	Environmental & Facilities Services – 0.6%
539,169	PSSI (Packers Holding LLC), Term Loan B, 1 Mo. LIBOR + 3.25%, 1.00% Floor	5.17%	12/04/24	538,269
500,000	Servicemaster Company, LLC, The, Tranche C Term Loan, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.48%	11/08/23	502,345
850,916	WTG Holdings III Corp. (EWT Holdings III Corp.), Term Loan B, 3 Mo. LIBOR + 3.00%, 1.00% Floor	5.30%	12/20/24	856,234
				1,896,848
	Food Distributors – 0.5%
643,500	TKC Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 4.25%, 1.00% Floor	6.23%	01/31/23	646,718
987,437	US Foods, Inc., Term Loan B, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.48%	06/27/23	990,804
				1,637,522
	Food Retail – 2.1%
1,560,878	Albertsons LLC, FILO ABL TL , 1 Mo. LIBOR + 3.00%, 0.00% Floor	4.98%	05/31/23	1,562,049
3,247,320	Albertsons LLC, Term Loan B5, 3 Mo. LIBOR + 3.00%, 0.75% Floor	5.29%	12/21/22	3,212,346
2,611,180	Albertsons LLC, Term Loan B6, 3 Mo. LIBOR + 3.00%, 0.75% Floor	5.32%	06/22/23	2,579,793
				7,354,188
	Health Care Equipment – 2.1%
3,434,394	DJO Finance LLC (ReAble Therapeutics Finance LLC), Initial Term Loan, 1 Mo. LIBOR + 3.25%, 1.00% Floor	5.23%	06/08/20	3,442,259
3,479,299	DJO Finance LLC (ReAble Therapeutics Finance LLC), Initial Term Loan, 3 Mo. LIBOR + 3.25%, 1.00% Floor	5.56%	06/08/20	3,487,266

See Notes to Financial Statements

First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
Portfolio of Investments (Continued)
May 31, 2018
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Health Care Equipment (Continued)
$198,500	Kinetic Concepts, Inc. (Acelity L.P., Inc.), Term Loan B, 3 Mo. LIBOR + 3.25%, 1.00% Floor	5.55%	01/31/24	$199,542
				7,129,067
	Health Care Facilities – 3.6%
1,459,885	CHS/Community Health Systems, Inc., Term Loan G, 3 Mo. LIBOR + 3.00%, 1.00% Floor	5.31%	12/31/19	1,452,045
822,710	Concentra, Inc. (MJ Acquisition Corp.), Term Loan B, 1 Mo. LIBOR + 2.75%, 1.00% Floor	4.66%	06/01/22	824,767
2,072,704	HCA, Inc., Term Loan B10, 1 Mo. LIBOR + 2.00%, 0.00% Floor	3.98%	03/07/25	2,086,529
5,923,142	Kindred Healthcare, Inc., New Term Loan, 3 Mo. LIBOR + 3.50%, 1.00% Floor	5.88%	04/09/21	5,915,738
2,247,186	National Veterinary Associates (NVA Holdings, Inc.), Term Loan B3, 3 Mo. LIBOR + 2.75%, 1.00% Floor	5.05%	02/02/25	2,248,602
				12,527,681
	Health Care Services – 9.3%
167,447	Air Medical Group Holdings, Inc., 2018 New Term Loan, 2 Mo. LIBOR + 4.25%, 1.00% Floor	6.18%	03/14/25	167,795
985,010	Air Medical Group Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 1.00% Floor	5.17%	04/28/22	983,227
2,526,237	Air Methods Corp. (ASP AMC Intermediate Holdings, Inc.), Term Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor	5.80%	04/30/24	2,510,449
5,277	CHG Healthcare Services, Inc, Term Loan B, 2 Mo. LIBOR + 3.00%, 1.00% Floor	5.06%	06/07/23	5,311
2,094,945	CHG Healthcare Services, Inc, Term Loan B, 3 Mo. LIBOR + 3.00%, 1.00% Floor	5.36%	06/07/23	2,108,563
3,679,731	Curo Health Services Holdings, Inc., Term Loan B, 2 Mo. LIBOR + 4.00%, 1.00% Floor	6.09%	02/05/22	3,682,049
2,591,291	DuPage Medical Group (Midwest Physician), Term Loan B, 2 Mo. LIBOR + 2.75%, 0.75% Floor	4.71%	08/15/24	2,575,044
5,300,616	Envision Healthcare Corp. (Emergency Medical Services Corp.), Term Loan B, 1 Mo. LIBOR + 3.00%, 0.75% Floor	4.99%	12/01/23	5,305,969
4,901,189	ExamWorks Group, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 1.00% Floor	5.23%	07/27/23	4,930,302
3,731,303	Surgery Centers Holdings, Inc., Term Loan B, 6 Mo. LIBOR + 3.25%, 1.00% Floor	5.35%	08/31/24	3,724,325
4,533,147	Team Health, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 1.00% Floor	4.73%	02/06/24	4,370,724
1,875,000	U.S. Renal Care, Inc., Term Loan B, 2 Mo. LIBOR + 4.25%, 1.00% Floor	6.55%	12/30/22	1,864,838
				32,228,596
	Health Care Technology – 1.7%
5,446,787	Change Healthcare Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 1.00% Floor	4.73%	03/01/24	5,442,702
493,734	Cotiviti Corp., Term Loan B, 3 Mo. LIBOR + 2.25%, 0.00% Floor	4.56%	09/28/23	493,117
				5,935,819
	Hotels, Resorts & Cruise Lines – 0.4%
1,248,056	Wyndham Hotels & Resorts, Term Loan B, 1 Mo. LIBOR + 1.75%, 0.00% Floor	3.73%	03/28/25	1,252,212
	Household Appliances – 0.8%
2,761,645	Traeger Grills, Term Loan B, 1 Mo. LIBOR + 4.25%, 1.00% Floor	6.23%	09/25/24	2,780,645
See Notes to Financial Statements

First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
Portfolio of Investments (Continued)
May 31, 2018
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Household Products – 1.7%
$4,545,952	Spectrum Brands, Inc., Term Loan B, 2 Mo. LIBOR + 2.00%, 0.00% Floor	4.06-4.10%	06/23/22	$4,539,542
1,454,048	Spectrum Brands, Inc., Term Loan B, 3 Mo. LIBOR + 2.00%, 0.00% Floor	4.36%	06/23/22	1,451,998
				5,991,540
	Human Resource & Employment Services – 0.8%
2,921,607	Tempo Acquisition, Term Loan B, 1 Mo. LIBOR + 3.00%, 0.00% Floor	4.98%	05/01/24	2,922,221
	Hypermarkets & Super Centers – 3.1%
8,724,777	BJ’s Wholesale Club, Inc., 1st Lien Term Loan, 1 Mo. LIBOR + 3.50%, 1.00% Floor	5.42%	01/31/24	8,731,757
1,999,733	BJ’s Wholesale Club, Inc., 2nd Lien Term Loan, 1 Mo. LIBOR + 7.50%, 1.00% Floor	9.42%	02/03/25	2,017,230
				10,748,987
	Industrial Conglomerates – 1.1%
100,957	Accudyne Industries, Term Loan B, 1 Mo. LIBOR + 3.25%, 1.00% Floor	5.23%	08/18/24	101,173
3,686,254	Gardner Denver, Inc., Term Loan B, 3 Mo. LIBOR + 2.75%, 0.00% Floor	5.05%	07/30/24	3,700,078
				3,801,251
	Insurance Brokers – 4.3%
2,570,032	Amwins Group, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 1.00% Floor	4.61%-4.73%	01/25/24	2,571,240
5,076,366	HUB International Ltd., Term Loan B, 2 Mo. LIBOR + 3.00%, 0.00% Floor	5.36%	04/25/25	5,065,807
2,400,341	National Financial Partners Corp., Term Loan B, 1 Mo. LIBOR + 3.00%, 0.00% Floor	4.98%	01/06/24	2,397,341
4,725,110	USI, Inc. (Compass Investors, Inc.), Term Loan B, 3 Mo. LIBOR + 3.00%, 0.00% Floor	5.30%	05/15/24	4,715,282
				14,749,670
	Integrated Telecommunication Services – 1.6%
5,434,133	Century Link (Qwest), Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	4.73%	01/31/25	5,363,489
175,496	Numericable U.S. LLC (Altice France S.A.), Term Loan B12, 3 Mo. LIBOR + 3.00%, 0.00% Floor	5.35%	01/31/26	172,669
97,402	Zayo Group LLC, Term Loan B, 1 Mo. LIBOR + 2.25%, 1.00% Floor	4.23%	01/19/24	97,889
				5,634,047
	Leisure Facilities – 2.2%
5,176,411	ClubCorp Club Operations, Term Loan B, 2 Mo. LIBOR + 2.75%, 0.00% Floor	4.89%	09/18/24	5,161,866
1,999,236	Planet Fitness Holdings LLC, Term Loan B, 1 Mo. LIBOR + 2.75%, 0.75% Floor	4.73%	03/31/21	2,010,071
466,986	Planet Fitness Holdings LLC, Term Loan B, 3 Mo. LIBOR + 2.75%, 0.75% Floor	5.05%	03/31/21	469,517
				7,641,454
	Life Sciences Tools & Services – 6.0%
808,581	Immucor, Inc., Term Loan B (First Lien), 3 Mo. LIBOR + 5.00%, 1.00% Floor	7.30%	06/15/21	821,720

See Notes to Financial Statements

First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
Portfolio of Investments (Continued)
May 31, 2018
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Life Sciences Tools & Services (Continued)
$4,923,782	Ortho-Clinical Diagnostics, Inc. (Crimson Merger Sub, Inc.), Initial Term Loan, 1 Mo. LIBOR + 3.75%, 1.00% Floor	5.73%	06/30/21	$4,925,013
5,992,910	Parexel International Corp., Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	4.73%	09/27/24	5,983,561
2,363,996	Pharmaceutical Product Development, Inc., Term Loan B, 1 Mo. LIBOR + 2.50%, 1.00% Floor	4.48%	08/18/22	2,361,632
2,605,391	Pharmaceutical Product Development, Inc., Term Loan B, 3 Mo. LIBOR + 2.50%, 1.00% Floor	4.80%	08/18/22	2,602,786
4,025,066	Sterigenics International (STHI Intermediate Holding Corp.), Term Loan B, 1 Mo. LIBOR + 3.00%, 1.00% Floor	4.98%	05/15/22	4,033,881
				20,728,593
	Managed Health Care – 3.1%
3,466,047	Davis Vision/Superior Vision (Wink Holdco), Term Loan B, 1 Mo. LIBOR + 3.00%, 1.00% Floor	4.98%	12/02/24	3,447,677
7,089,923	MultiPlan, Inc. (MPH Acquisition Holdings LLC), Term Loan B, 3 Mo. LIBOR + 2.75%, 1.00% Floor	5.05%	06/07/23	7,099,707
				10,547,384
	Metal & Glass Containers – 0.7%
1,916,109	Berlin Packaging LLC, Term Loan B, 1 Mo. LIBOR + 3.00%, 0.00% Floor	4.93%-4.98%	11/07/25	1,917,699
223,109	Berlin Packaging LLC, Term Loan B, 2 Mo. LIBOR + 3.00%, 0.00% Floor	4.92%	11/07/25	223,294
172,609	Crown Holdings, Term Loan B, 3 Mo. LIBOR + 2.00%, 0.00% Floor	4.31%	04/03/25	173,526
				2,314,519
	Movies & Entertainment – 1.1%
1,750,000	Cineworld Group PLC (Crown), Term Loan B, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.48%	02/05/25	1,742,352
1,900,986	Creative Artists Agency LLC (CAA Holdings LLC), Term Loan B, 1 Mo. LIBOR + 3.00%, 0.00% Floor	4.92%	02/15/24	1,908,913
				3,651,265
	Other Diversified Financial Services – 5.1%
11,052,048	AlixPartners LLP, Term Loan B, 3 Mo. LIBOR + 2.75%, 0.00% Floor	5.05%	04/04/24	11,072,825
4,569,911	Duff & Phelps Corp. (Deerfield Dakota), Term Loan B, 3 Mo. LIBOR + 3.25%, 1.00% Floor	5.55%	02/13/25	4,564,199
461,465	First Data Corp., Term Loan B, 1 Mo. LIBOR + 2.00%, 0.00% Floor	3.97%	04/26/24	461,138
367,247	iPayment, Inc., Term Loan, 1 Mo. LIBOR + 5.00%, 1.00% Floor	6.94%	04/11/23	367,706
984,962	Wex, Inc., Term Loan B, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.23%	07/01/23	987,582
				17,453,450
	Packaged Foods & Meats – 2.9%
6,399,219	Hostess Brands LLC, Term Loan B, 1 Mo. LIBOR + 2.25%, 0.75% Floor	4.23%	08/03/22	6,415,217
3,569,993	Post Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 2.00%, 0.00% Floor	3.97%	05/24/24	3,570,636
				9,985,853
	Paper Packaging – 2.3%
7,911,431	Reynolds Group Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 0.00% Floor	4.73%	02/05/23	7,924,643
See Notes to Financial Statements

First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
Portfolio of Investments (Continued)
May 31, 2018
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Pharmaceuticals – 7.8%
$1,000,000	Akorn, Inc., Loan, 1 Mo. LIBOR + 4.25%, 1.00% Floor	6.25%	04/16/21	$972,500
982,234	Catalent Pharma Solutions, Inc., Term Loan B, 1 Mo. LIBOR + 2.25%, 1.00% Floor	4.23%	05/20/24	985,574
6,518,687	Endo LLC, Term Loan B, 1 Mo. LIBOR + 4.25%, 0.75% Floor	6.25%	04/29/24	6,443,006
1,496,222	Grifols Worldwide Operations Limited, Term Loan B, 1 Mo. LIBOR + 2.25%, 0.00% Floor	4.00%	01/31/25	1,500,366
4,579,209	Horizon Pharma, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 1.00% Floor	5.25%	03/29/24	4,587,177
849,514	Mallinckrodt International Finance S.A., 2018 Incremental Term Loan, 6 Mo. LIBOR + 3.00%, 0.75% Floor	5.52%	02/24/25	827,215
849,515	Mallinckrodt International Finance S.A., Term Loan B, 3 Mo. LIBOR + 2.75%, 0.75% Floor	5.20%	09/24/24	824,029
10,955,489	Valeant Pharmaceuticals International, Inc., Term Loan B, 1 Mo. LIBOR + 3.00%, 0.00% Floor	4.98%	06/01/25	10,973,346
				27,113,213
	Research & Consulting Services – 4.2%
6,910,486	Advantage Sales & Marketing, Inc., Initial Term Loan (First Lien), 1 Mo. LIBOR + 3.25%, 1.00% Floor	5.23%	07/23/21	6,568,417
7,895,126	Information Resources, Inc., Term Loan B, 3 Mo. LIBOR + 4.25%, 1.00% Floor	6.57%	01/18/24	7,929,706
				14,498,123
	Restaurants – 3.4%
1,989,929	Burger King (1011778 B.C. Unlimited Liability Company), Term Loan B-3, 1 Mo. LIBOR + 2.25%, 1.00% Floor	4.23%	02/15/24	1,987,939
151,467	IRB Holding Corp. (Arby’s), Term Loan B, 1 Mo. LIBOR + 3.25%, 1.00% Floor	5.17%	01/18/25	151,959
189,333	IRB Holding Corp. (Arby’s), Term Loan B, 2 Mo. LIBOR + 3.25%, 1.00% Floor	5.25%	01/18/25	189,948
1,899,980	Portillo’s Holdings LLC, Second Lien Term Loan, 3 Mo. LIBOR + 8.00%, 1.00% Floor	10.30%	08/15/22	1,899,980
7,508,500	Portillo’s Holdings LLC, Term B Loan (First Lien), 3 Mo. LIBOR + 4.50%, 1.00% Floor	6.80%	08/02/21	7,494,459
				11,724,285
	Security & Alarm Services – 0.3%
1,111,626	Garda World Security Corp., Term Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor	5.51%	05/26/24	1,117,529
	Semiconductors – 1.4%
1,975,200	Microchip Technology, Initial Term Loan, 1 Mo. LIBOR + 2.00%, 0.00% Floor	3.97%	05/29/25	1,985,570
1,081,366	Micron Technology, Inc., Term Loan B, 1 Mo. LIBOR + 1.75%, 0.00% Floor	3.74%	04/26/22	1,087,454
1,640,906	Western Digital Corp., Term Loan B, 2 Mo. LIBOR + 1.75%, 0.00% Floor	3.71%	04/29/23	1,643,646
				4,716,670
	Specialized Consumer Services – 2.7%
9,443,306	Asurion LLC, Term Loan B6, 1 Mo. LIBOR + 2.75%, 0.00% Floor	4.73%	11/03/23	9,478,718
	Specialized Finance – 0.1%
243,000	Alliant Holdings I, LLC, Term Loan B, 1 Mo. LIBOR + 3.00%, 0.00% Floor	4.93%	05/09/25	242,696

See Notes to Financial Statements

First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
Portfolio of Investments (Continued)
May 31, 2018
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Specialty Chemicals – 0.9%
$3,042,201	H.B. Fuller, Term Loan B, 1 Mo. LIBOR + 2.00%, 0.00% Floor	3.95%	10/20/24	$3,043,053
	Specialty Stores – 0.4%
83,454	Party City Holdings, Inc., Term Loan B, 1 Mo. LIBOR + 2.75%, 0.75% Floor	4.74%	08/19/22	83,767
81,526	Party City Holdings, Inc., Term Loan B, 2 Mo. LIBOR + 2.75%, 0.75% Floor	4.81%	08/19/22	81,832
81,270	Party City Holdings, Inc., Term Loan B, 6 Mo. LIBOR + 2.75%, 0.75% Floor	5.28%	08/19/22	81,574
2,390,401	Toys "R" US-Delaware, Inc., Term B-2 Loan, Prime Rate + 2.75%, 1.50% Floor (f) (g)	7.50%	05/25/18	915,524
337,500	Toys "R" US-Delaware, Inc., Term B-3 Loan, Prime Rate + 2.75%, 1.50% Floor (f) (g)	7.50%	05/25/18	129,263
496,174	Toys "R" US-Delaware, Inc., Term B-4 Loan, Prime Rate + 7.75%, 1.00% Floor (f) (g)	12.25%	04/25/20	215,835
				1,507,795
	Systems Software – 11.7%
694,112	Applied Systems, Inc., 1st Lien Term Loan, 3 Mo. LIBOR + 3.00%, 1.00% Floor	5.30%	09/13/24	698,561
477,443	Applied Systems, Inc., 2nd Lien Term Loan, 3 Mo. LIBOR + 7.00%, 1.00% Floor	9.30%	09/13/25	493,261
1,500,767	Avast Software B.V. (Sybil Software LLC), Term Loan B, 2 Mo. LIBOR + 2.50%, 1.00% Floor	4.49%	09/30/23	1,506,605
13,740,284	BMC Software Finance, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 0.00% Floor	5.23%	09/10/22	13,752,238
7,780,656	Compuware Corp., Term Loan B3, 1 Mo. LIBOR + 3.50%, 1.00% Floor	5.48%	12/15/21	7,837,454
3,570,981	Misys Financial Software Ltd. (Almonde, Inc.), Term Loan B, 3 Mo. LIBOR + 3.50%, 1.00% Floor	5.81%	06/13/24	3,512,060
2,568,377	Riverbed Technology, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 1.00% Floor	5.24%	04/24/22	2,545,904
2,809,764	SS&C European Holdings, S.a.r.l, Term Loan B-3, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.48%	04/16/25	2,823,813
1,051,976	SS&C European Holdings, S.a.r.l, Term Loan B-4, 1 Mo. LIBOR + 2.50%, 0.00% Floor	4.48%	04/16/25	1,057,236
6,250,681	Vertafore, Inc., Term Loan B, 1 Mo. LIBOR + 3.25%, 1.00% Floor	5.23%	06/30/23	6,252,619
				40,479,751
	Technology Hardware, Storage & Peripherals – 0.6%
2,208,036	Dell, Inc. (Diamond 1 Finance Corp.), Term Loan B, 1 Mo. LIBOR + 2.00%, 0.75% Floor	3.99%	09/07/23	2,205,276
	Wireless Telecommunication Services – 0.5%
1,660,000	SBA Communications Corp., Term Loan B, 1 Mo. LIBOR + 2.00%, 0.00% Floor	3.99%	04/11/25	1,657,228
	Total Senior Floating-Rate Loan Interests			427,795,824
	(Cost $430,437,291)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (c) – 15.5%
	Broadcasting – 5.1%
4,146,000	Gray Television, Inc. (h)	5.13%	10/15/24	3,917,970
3,762,000	Gray Television, Inc. (h)	5.88%	07/15/26	3,564,495
7,335,000	Nexstar Broadcasting, Inc. (h)	5.63%	08/01/24	7,193,068
See Notes to Financial Statements

First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
Portfolio of Investments (Continued)
May 31, 2018
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (c) (Continued)
	Broadcasting (Continued)
$3,000,000	Sinclair Television Group, Inc. (h)	5.63%	08/01/24	$2,995,350
				17,670,883
	Diversified Real Estate Activities – 0.3%
1,000,000	KB Home	7.63%	05/15/23	1,077,500
	Health Care Facilities – 5.2%
2,000,000	Encompass Health Corp.	5.13%	03/15/23	2,030,000
1,000,000	Encompass Health Corp.	5.75%	11/01/24	1,018,750
250,000	HCA, Inc.	5.38%	02/01/25	246,250
250,000	Kindred Healthcare, Inc.	6.38%	04/15/22	257,743
3,791,000	LifePoint Health, Inc.	5.38%	05/01/24	3,672,531
3,327,000	Select Medical Corp.	6.38%	06/01/21	3,385,223
5,094,000	Tenet Healthcare Corp. (h)	7.50%	01/01/22	5,356,086
1,900,000	Tenet Healthcare Corp.	8.13%	04/01/22	1,995,000
				17,961,583
	Health Care Services – 0.7%
1,487,000	DaVita, Inc.	5.00%	05/01/25	1,413,096
1,000,000	Envision Healthcare Corp. (h)	6.25%	12/01/24	1,060,200
				2,473,296
	Independent Power Producers & Energy Traders – 0.2%
758,000	Calpine Corp.	5.50%	02/01/24	692,623
	Managed Health Care – 2.2%
250,000	Centene Corp.	4.75%	01/15/25	249,062
7,000,000	MPH Acquisition Holdings LLC (h)	7.13%	06/01/24	7,280,000
				7,529,062
	Oil & Gas Exploration & Production – 0.3%
934,000	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (h)	5.50%	09/15/24	943,340
	Paper Packaging – 0.4%
1,377,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu. (h)	7.00%	07/15/24	1,415,659
	Real Estate Services – 0.5%
1,676,000	Realogy Group LLC/Realogy Co-Issuer Corp. (h)	4.88%	06/01/23	1,583,820
	Wireless Telecommunication Services – 0.6%
2,285,000	SBA Communications Corp.	4.88%	09/01/24	2,139,354
	Total Corporate Bonds and Notes			53,487,120
	(Cost $54,338,932)
FOREIGN CORPORATE BONDS AND NOTES (c) – 0.7%
	Cable & Satellite – 0.1%
500,000	Virgin Media Secured Finance PLC (h)	5.50%	08/15/26	475,625
	Pharmaceuticals – 0.6%
1,000,000	Mallinckrodt International Finance S.A./Mallinckrodt CB LLC (h)	5.75%	08/01/22	870,000
678,000	Valeant Pharmaceuticals International, Inc. (h)	6.75%	08/15/21	685,407
442,000	Valeant Pharmaceuticals International, Inc. (h)	5.50%	11/01/25	435,370
				1,990,777
	Total Foreign Corporate Bonds and Notes			2,466,402
	(Cost $2,602,074)

See Notes to Financial Statements

First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
Portfolio of Investments (Continued)
May 31, 2018
Shares	Description	Value
MONEY MARKET FUNDS (c) – 2.0%
7,050,440	Morgan Stanley Institutional Liquidity Fund - Treasury Portfolio - Institutional Class - 1.61% (i)	$7,050,440
	(Cost $7,050,440)
	Total Investments – 142.0%	490,799,786
	(Cost $494,428,737) (j)
	Outstanding Loans – (34.4)%	(119,000,000)
	Net Other Assets and Liabilities – (7.6)%	(26,222,025)
	Net Assets – 100.0%	$345,577,761

(a)	Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical LIBOR period, spread and floor, but different LIBOR reset dates.
(b)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(c)	All of these securities are available to serve as collateral for the outstanding loans.
(d)	Delayed Draw Term Loan (See Note 2C - Unfunded Loan Commitments in the Notes to Financial Statements).
(e)	Represents commitment fee rate on unfunded loan commitment. The commitment fee rate steps up at predetermined time intervals.
(f)	This issuer is in default and interest is not being accrued by the Fund nor paid by the issuer.
(g)	This issuer has filed for protection in federal bankruptcy court.
(h)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At May 31, 2018, securities noted as such amounted to $37,776,390 or 10.9% of net assets.
(i)	Rate shown reflects yield as of May 31, 2018.
(j)	Aggregate cost for federal income tax purposes was $494,719,715. As of May 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $847,604 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $4,767,533. The net unrealized depreciation was $3,919,929.

LIBOR	London Interbank Offered Rate

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of May 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 5/31/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Senior Floating-Rate Loan Interests*	$ 427,795,824	$ —	$ 427,795,824	$ —
Corporate Bonds and Notes*	53,487,120	—	53,487,120	—
Foreign Corporate Bonds and Notes*	2,466,402	—	2,466,402	—
Money Market Funds	7,050,440	7,050,440	—	—
Total Investments	$ 490,799,786	$ 7,050,440	$ 483,749,346	$—

*	See Portfolio of Investments for industry breakout.
All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at May 31, 2018.
See Notes to Financial Statements

First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
Statement of Assets and Liabilities
May 31, 2018
ASSETS:
Investments, at value (Cost $494,428,737)	$ 490,799,786
Cash	70,661
Receivables:
Investment securities sold	12,492,758
Interest	2,260,743
Prepaid expenses	25,051
Total Assets	505,648,999
LIABILITIES:
Outstanding loans	119,000,000
Payables:
Investment securities purchased	39,790,653
Unfunded loan commitments	586,900
Investment advisory fees	331,350
Interest and fees on loans	183,811
Audit and tax fees	67,400
Printing fees	58,200
Administrative fees	27,115
Custodian fees	10,524
Legal fees	7,813
Trustees’ fees and expenses	2,711
Transfer agent fees	1,779
Financial reporting fees	771
Other liabilities	2,211
Total Liabilities	160,071,238
NET ASSETS	$345,577,761
NET ASSETS consist of:
Paid-in capital	$ 351,935,224
Par value	358,316
Accumulated net investment income (loss)	908,010
Accumulated net realized gain (loss) on investments	(3,994,838)
Net unrealized appreciation (depreciation) on investments	(3,628,951)
NET ASSETS	$345,577,761
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$9.64
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	35,831,569

See Notes to Financial Statements

First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
Statement of Operations
For the Year Ended May 31, 2018
INVESTMENT INCOME:
Interest	$ 23,715,034
Other	550,379
Total investment income	24,265,413
EXPENSES:
Investment advisory fees	3,997,709
Interest and fees on loans	2,716,856
Administrative fees	282,609
Custodian fees	77,358
Audit and tax fees	67,400
Listing expense	64,871
Printing fees	47,176
Transfer agent fees	26,210
Trustees’ fees and expenses	16,616
Legal fees	11,917
Financial reporting fees	9,250
Other	28,756
Total expenses	7,346,728
NET INVESTMENT INCOME (LOSS)	16,918,685
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(1,547,134)
Net change in unrealized appreciation (depreciation) on investments	(5,842,763)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(7,389,897)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 9,528,788
See Notes to Financial Statements

First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
Statements of Changes in Net Assets
	Year Ended 5/31/2018	Period Ended 5/31/2017 (a)
OPERATIONS:
Net investment income (loss)	$ 16,918,685	$ 5,825,694
Net realized gain (loss)	(1,547,134)	(1,872,329)
Net change in unrealized appreciation (depreciation)	(5,842,763)	2,213,812
Net increase (decrease) in net assets resulting from operations	9,528,788	6,167,177
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(17,929,885)	(4,481,859)
Total distributions to shareholders	(17,929,885)	(4,481,859)
CAPITAL TRANSACTIONS:
Proceeds from Common Shares sold	—	352,877,757
Proceeds from Common Shares reinvested	35,717	27,430
Offering costs	2,636	(650,000)
Net increase (decrease) in net assets resulting from capital transactions	38,353	352,255,187
Total increase (decrease) in net assets	(8,362,744)	353,940,505
NET ASSETS:
Beginning of period	353,940,505	—
End of period	$ 345,577,761	$ 353,940,505
Accumulated net investment income (loss) at end of period	$908,010	$1,702,972
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	35,827,943	—
Common Shares sold	—	35,825,153
Common Shares issued as reinvestment under the Dividend Reinvestment Plan	3,626	2,790
Common Shares at end of period	35,831,569	35,827,943

(a)	The Fund was seeded on November 15, 2016 and commenced operations on December 21, 2016.

See Notes to Financial Statements

First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
Statement of Cash Flows
For the Year Ended May 31, 2018
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$9,528,788
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(657,749,219)
Sales, maturities and paydown of investments	668,041,647
Net amortization/accretion of premiums/discounts on investments	(379,284)
Net realized gain/loss on investments	1,547,134
Net change in unrealized appreciation/depreciation on investments	5,842,763
Changes in assets and liabilities:
Increase in interest receivable	(37,396)
Decrease in interest reclaims receivable	917
Decrease in prepaid expenses	31,946
Increase in interest and fees payable on loans	48,421
Decrease in investment advisory fees payable	(20,305)
Increase in audit and tax fees payable	5,200
Decrease in legal fees payable	(5,605)
Increase in printing fees payable	8,130
Decrease in administrative fees payable	(13,192)
Decrease in custodian fees payable	(410)
Decrease in transfer agent fees payable	(8,686)
Decrease in Trustees’ fees and expenses payable	(156)
Decrease in other liabilities payable	(4,786)
Cash provided by operating activities		$26,835,907
Cash flows from financing activities:
Proceeds from Common Shares reinvested	35,717
Distributions to Common Shareholders from net investment income	(17,929,885)
Repayment of borrowings	(102,000,000)
Proceeds from borrowings	93,000,000
Cash used in financing activities		(26,894,168)
Decrease in cash		(58,261)
Cash at beginning of period		128,922
Cash at end of period		$70,661
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$2,668,435
See Notes to Financial Statements

First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
Financial Highlights
For a Common Share outstanding throughout each period
	Year Ended 5/31/2018	Period Ended 5/31/2017 (a)
Net asset value, beginning of period	$ 9.88	$ 9.85
Income from investment operations:
Net investment income (loss)	0.47	0.17
Net realized and unrealized gain (loss)	(0.21)	(0.00) (b)
Total from investment operations	0.26	0.17
Distributions paid to shareholders from:
Net investment income	(0.50)	(0.13)
Common Shares offering costs charged to paid-in capital	—	(0.02)
Premiums from shares sold in at the market offering	—	0.01
Net asset value, end of period	$9.64	$9.88
Market value, end of period	$9.37	$10.00
Total return based on net asset value (c)	2.83%	1.59%
Total return based on market value (c)	(1.24)%	1.28%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 345,578	$ 353,941
Ratio of total expenses to average net assets	2.10%	1.69% (d)
Ratio of total expenses to average net assets excluding interest expense	1.33%	1.28% (d)
Ratio of net investment income (loss) to average net assets	4.84%	3.86% (d)
Portfolio turnover rate	95%	61%
Indebtedness:
Total loans outstanding (in 000’s)	$ 119,000	$ 128,000
Asset coverage per $1,000 of indebtedness (e)	$ 3,904	$ 3,765

(a)	The Fund was seeded on November 15, 2016 and commenced operations on December 21, 2016.
(b)	Amount represents less than $0.01 per share.
(c)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(d)	Annualized.
(e)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
May 31, 2018
1. Organization
First Trust Senior Floating Rate 2022 Target Term Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on October 14, 2016, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol FIV on the New York Stock Exchange (“NYSE”).
The investment objectives of the Fund are to seek a high level of current income and to return $9.85 per Common Share of beneficial interest of the Fund (the original net asset value (“NAV”) per Common Share before deducting offering costs of $0.02 per Common Share) to the holders of Common Shares on or about February 1, 2022. Under normal market conditions, the Fund pursues its objectives by investing at least 80% of its Managed Assets in a portfolio of senior secured floating-rate loans (“Senior Loans”)(1) of any maturity. “Managed Assets” means the total asset value of the Fund minus the sum of its liabilities, other than the principal amount of borrowings. There can be no assurance that the Fund’s investment objectives will be achieved. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The NAV of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Senior Loans are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans. If the third-party pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, the Advisor’s Pricing Committee may value such Senior Loan at a fair value according to procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the 1940 Act. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:
1)	the fundamental business data relating to the borrower/issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;

(1)	The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
May 31, 2018
3)	the type, size and cost of a security;
4)	the financial statements of the borrower/issuer;
5)	the credit quality and cash flow of the borrower/issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management;
11)	the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
12)	the borrower’s/issuer’s competitive position within the industry;
13)	the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and
14)	other relevant factors.
Corporate bonds, corporate notes, and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
May 31, 2018
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of May 31, 2018, is included with the Fund’s Portfolio of Investments.
B. Security Transactions and Investment Income
Security transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized over the life of each respective borrowing.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At May 31, 2018, the Fund had no when-issued, delayed-delivery or forward purchase commitments (other than unfunded commitments discussed below).
C. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund had unfunded delayed draw term loan commitments, which are marked to market daily, of $586,900 as of May 31, 2018. In connection with these commitments, the Fund earns a commitment fee typically set as a percentage of the commitment amount.
D. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended May 31, 2018, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) by $216,238 and a decrease in accumulated net realized gain (loss) on investments by $216,238. Net assets were not affected by this reclassification.
The tax character of distributions paid by the Fund during the fiscal years ended May 31, 2018 and 2017, was as follows:
Distributions paid from:	2018	2017
Ordinary income	$17,929,885	$4,481,859
Capital gains	—	—
Return of capital	—	—

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
May 31, 2018
As of May 31, 2018, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$1,158,113
Undistributed capital gains	—
Total undistributed earnings	1,158,113
Accumulated capital and other losses	(3,953,963)
Net unrealized appreciation (depreciation)	(3,919,929)
Total accumulated earnings (losses)	(6,715,779)
Other	—
Paid-in capital	352,293,540
Total net assets	$345,577,761
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At May 31, 2018, the Fund had $2,669,906 of non-expiring capital loss carryforwards for federal income tax purposes.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended May 31, 2018, the Fund incurred $1,284,057 of late year capital losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ending 2017 and 2018 remain open to federal and state audit. As of May 31, 2018, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
F. Expenses
The Fund will pay all expenses directly related to its operations.
G. Organization and Offering Costs
Organization costs consisted of costs incurred to establish the Fund and enable it to legally conduct business. These costs included filing fees, listing fees, legal services pertaining to the organization of the business, and audit fees relating to the initial registration and auditing the initial statement of assets and liabilities, among other fees. Offering costs consisted of legal fees pertaining to the Fund’s shares offered for sale, registration fees, underwriting fees, and printing of the initial prospectus, among other fees. First Trust paid all organization expenses. The Fund’s Common Share offering costs of $650,000 were recorded as a reduction of the proceeds from sales from the sale of Common Shares during the period ended May 31, 2017.
During the year ended May 31, 2018, it was determined that actual offering costs were less than the estimated offering costs by $2,636. Therefore, paid-in-capital was increased by that amount in the current fiscal year, as reflected in the offering costs line item on the Statements of Changes in Net Assets.
H. New and Amended Financial Reporting Rules and Forms
On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosures about derivatives in a fund’s financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017, which resulted in additional disclosure for variable interest rate securities within the Portfolio of Investments. The new form types and other rule amendments will be effective for the First Trust

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
May 31, 2018
funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018 to determine the impact to the Fund.
I. New Accounting Pronouncement
On March 30, 2017, the FASB issued Accounting Standards Update (ASU) 2017-08 “Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Earlier adoption is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.85% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the fiscal year ended May 31, 2018, were $448,989,949 and $449,184,479, respectively.
5. Borrowings
The Fund has a committed facility agreement (the “agreement”) with The Bank of Nova Scotia (“Scotia”) that has a maximum commitment amount of $158,000,000. The borrowing rate under the facility is equal to the 1-month LIBOR plus 0.775%. In addition, under the facility, the Fund pays a commitment fee of 0.25% on the undrawn amount of such facility when the utilization is below 75% of the maximum commitment amount. The average amount outstanding under the facility for the fiscal year ended May 31, 2018 was $120,824,658 with a weighted average interest rate of 2.20%. As of May 31, 2018, the Fund had outstanding borrowings of $119,000,000, which approximates fair value, under the agreement. The borrowings are categorized as Level 2 within the fair value

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
May 31, 2018
hierarchy. The high and low annual interest rates for the fiscal year ended May 31, 2018 were 2.75% and 1.77%, respectively. The interest rate at May 31, 2018 was 2.71%.
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
7. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Senior Floating Rate 2022 Target Term Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Senior Floating Rate 2022 Target Term Fund (the "Fund"), including the portfolio of investments, as of May 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes and the financial highlights for the year then ended and the period from December 21, 2016 (commencement of operations) through May 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, and the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period from December 21, 2016 (commencement of operations) through May 31, 2017, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
July 25, 2018
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
May 31, 2018 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com;

Additional Information (Continued)
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
May 31, 2018 (Unaudited)
(3) on the SEC’s website at www.sec.gov; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.
Tax Information
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended May 31, 2018, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.
Distributions paid to foreign shareholders during the Fund’s fiscal year ended May 31, 2018, that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.
Risk Considerations
The following discussion summarizes certain (but not all) of the principal risks associated with investing in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or repay principal when due. Below-investment grade instruments are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.
Earnings Risk. The Fund’s limited term may cause it to invest in lower yielding securities or hold the proceeds of securities sold near the end of its term in cash or cash equivalents, which may adversely affect the performance of the Fund or the Fund’s ability to maintain its dividend.
Health Care Companies Risk. Through the Fund’s investments in senior loans, the Fund may be significantly exposed to companies in the health care sector. Health care companies are involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services. These companies are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.
Illiquid Securities Risk. The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. Although the resale, or secondary market for senior loans is growing, it is currently limited. There is no organized exchange or board of trade on which senior loans are traded. Instead, the secondary market for senior loans is an unregulated inter-dealer or inter-bank resale market. In addition, senior loans in which the Fund invests may require the consent of the borrower and/or agent prior to the settlement of the sale or assignment. These consent requirements can delay or impede the Fund’s ability to settle the sale of senior loans. Depending on market conditions, the Fund may have difficulty disposing its senior loans, which may adversely impact its ability to obtain cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.
Interest Rate Risk. The yield on the Fund’s common shares will tend to rise or fall as market interest rates rise and fall, as senior loans pay interest at rates which float in response to changes in market rates. Changes in prevailing interest rates can be expected to cause some fluctuation in the Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s net asset value.

Additional Information (Continued)
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
May 31, 2018 (Unaudited)
In addition, for the Fund’s fixed rate investments, when market interest rates rise, the market value of such securities generally will fall. Market value generally falls further for fixed rate securities with longer duration. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor will be higher than if the Fund did not use leverage.
LIBOR Risk. In 2012, regulators in the United States and the United Kingdom alleged that certain banks, including some banks serving on the panel for U.S. dollar LIBOR, engaged in manipulative acts in connection with their submissions to the British Bankers Association. Manipulation of the LIBOR rate-setting process would raise the risk to the Fund of being adversely impacted if the Fund received a payment based upon LIBOR and such manipulation of LIBOR resulted in lower resets than would have occurred had there been no manipulation. In 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Due to the recency of this announcement, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.
Limited Term and Return of Original NAV Risk. Because the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, or at a time when a particular security is in default or bankruptcy, or otherwise in severe distress, which may cause the Fund to lose money. Although the Fund has an investment objective of returning original NAV to common shareholders on or about its termination date, the Fund may not be successful in achieving this objective. The return of original NAV is not an express or implied guarantee obligation of the Fund. There can be no assurance that the Fund will be able to return original NAV to common shareholders, and such return is not backed or otherwise guaranteed by the Advisor or any other entity.
The Fund’s ability to return original NAV to common shareholders on or about its termination date will depend in part on market conditions, the presence or absence of defaulted or distressed securities in the Fund’s portfolio that may prevent those securities from being sold in a timely manner at a reasonable price, and various portfolio and cash flow management techniques. The Fund may set aside and retain in its net assets (and therefore its NAV) a portion of its net investment income, and possibly all or a portion of its gains, in pursuit of its objective to return original NAV to common shareholders upon termination. This would reduce the amounts otherwise available for distribution prior to the liquidation of the Fund. As it nears the termination date, the Fund may invest in higher credit quality instruments with maturities extending beyond the termination date to seek to improve the liquidity of its portfolio and reduce investment risk. Investing in higher credit quality instruments may reduce the amount available for distribution to common shareholders.
The Fund’s final distribution to shareholders will be based upon the Fund’s NAV at the termination date and initial investors and any investors that purchase common shares after the completion of the Fund’s initial offering (particularly if their purchase price differs meaningfully from the original offering price or original NAV) may receive less in such final distribution than their original investment. Rather than reinvesting any proceeds from the sale or redemption of its securities, the Fund may distribute such proceeds in one or more distributions prior to the final liquidation, which may cause the Fund’s fixed expenses to increase when expressed as a percentage of net assets attributable to common shares. Depending upon a variety of factors, including the performance of the Fund’s portfolio over the life of the Fund, the amount distributed to shareholders on or about the termination date may be significantly less than original NAV.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.

Additional Information (Continued)
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
May 31, 2018 (Unaudited)
Potential Conflicts of Interest Risk. First Trust and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust currently manages and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust has a financial incentive to leverage the Fund.
Pre-payment Risk. Loans are subject to pre-payment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called instruments at market interest rates that are below the Fund’s portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, level of distributions or the overall return of the Fund.
Second Lien Loan Risk. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans are typically secured by a second priority security interest or lien on specified collateral securing the borrower’s obligation under the interest. Because second lien loans are second to first lien loans, they present a greater degree of investment risk. Specifically, these loans are subject to the additional risk that the cash flow of the borrower and property securing the loan may be insufficient to meet scheduled payments after giving effect to those loans with a higher priority. In addition, loans that have a lower than first lien priority on collateral of the borrower generally have greater price volatility than those loans with a higher priority and may be less liquid.
Senior Loan Risk. In the event a borrower fails to pay scheduled interest or principal payments on a senior loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the senior loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund’s common shares. If the Fund acquires a senior loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although senior loans may be secured by specific collateral, the value of the collateral may not equal the Fund’s investment when the senior loan is acquired or may decline below the principal amount of the senior loan subsequent to the Fund’s investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the senior loan to be under collateralized. Therefore, the liquidation of the collateral underlying a senior loan may not satisfy the issuer’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.
Valuation Risk. Because the secondary market for senior loans is limited, it may be difficult to value the loans held by the Fund. Market quotations may not be readily available for some senior loans and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation of senior loans than for securities with a secondary market, because there is less reliable objective data available. These difficulties may lead to inaccurate asset pricing.

Board of Trustees and Officers
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
May 31, 2018 (Unaudited)
The following tables identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons is 120 E. Liberty Drive, Suite 400, Wheaton, IL 60187.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Three Year Term • Since Fund Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	155	None
Thomas R. Kadlec, Trustee (1957)	• Three Year Term • Since Fund Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	155	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Three Year Term • Since Fund Inception	President, Hibs Enterprises (Financial and Management Consulting)	155	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Three Year Term • Since Fund Inception	Managing Director and Chief Operating Officer (January 2015 to Present), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	155	Director of Covenant Transport, Inc. (May 2003 to May 2014)
INTERESTED TRUSTEE
James A. Bowen(2), Trustee and Chairman of the Board (1955)	• Three Year Term • Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	155	None

(1)	Currently, Richard E. Erickson and Thomas R. Kadlec, as Class I Trustees, and Niel B. Nielson, as a Class II Trustee, are serving as trustees until the Fund’s 2018 annual meeting of shareholders. James A. Bowen and Robert F. Keith, as Class III Trustees, are serving as trustees until the Fund’s 2019 annual meeting of shareholders.
(2)	Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors, L.P., investment advisor of the Fund.

Board of Trustees and Officers (Continued)
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
May 31, 2018 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since Fund Inception	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since Fund Inception	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Fund Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Fund Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
(3)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Senior Floating Rate 2022 Target Term Fund (FIV)
May 31, 2018 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Web Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
May 2017

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) AUDIT FEES (REGISTRANT) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $81,500 for the period December 21, 2016 (inception) through May 31, 2017 and $57,000 for 2018.

(b) AUDIT-RELATED FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the period December 21, 2016 (inception) through May 31, 2017 and $0 for 2018.

AUDIT-RELATED FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years of the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $7,000 for the period December 21, 2016 (inception) through May 31, 2017 and $0 for 2018.

(c) TAX FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $0 for the period December 21, 2016 (inception) through May 31, 2017 and $5,200 for 2018.

TAX FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years of the registrant for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s adviser were $0 for the period December 21, 2016 (inception) through May 31, 2017 and $0 for 2018.

(d) ALL OTHER FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the period December 21, 2016 (inception) through May 31, 2017 and $0 for 2018.

ALL OTHER FEES (INVESTMENT ADVISER) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant’s investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $0 for the period December 21, 2016 (inception) through May 31, 2017 and $0 for 2018.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the Registrant’s adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant’s adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant’s investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the period December 21, 2016 (inception) through May 31, 2017 were $0 for the Registrant and $39,200 for the Registrant’s investment adviser and for the fiscal year ended May 31, 2018 were $5,200 for the Registrant and $12,000 for the Registrant’s investment adviser.
(h)	The Registrant’s audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

(a)	The registrant has a separately designated standing audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Information provided as of May 31, 2018

The First Trust Advisors Leveraged Finance Investment team manages a portfolio comprised primarily of U.S. dollar denominated, senior secured floating-rate loans. The Portfolio Managers are responsible for directing the investment activities within the Fund. William Housey is the Senior Portfolio Manager and has primary responsibility for investment decisions. Scott Fries assists Mr. Housey and there are also Senior Credit Analysts assigned to certain industries. The Portfolio Managers are supported in their portfolio management activities by the First Trust Advisors Leveraged Finance investment team, including a team of credit analysts, a designated trader and operations personnel. Senior Credit Analysts are assigned industries and Associate Credit Analysts support the Senior Credit Analysts. All credit analysts, operations personnel and portfolio managers report to Mr. Housey.

William Housey, CFA

Senior Vice President, Senior Portfolio Manager

Mr. Housey joined First Trust in June 2010 as the Senior Portfolio Manager for the Leveraged Finance

Investment Team and has 21 years of investment experience. Mr. Housey is a Senior Vice President of First Trust. Prior to joining First Trust, Mr. Housey was at Morgan Stanley/Van Kampen Funds, Inc. for 11 years and served as Executive Director and Co-Portfolio Manager. Mr. Housey has extensive experience in portfolio management of both leveraged and unleveraged credit products, including bank loans, high yield bonds, credit derivatives and corporate restructurings. Mr. Housey received a BS in Finance from Eastern Illinois University and an MBA in Finance and Management and Strategy from Northwestern University’s Kellogg School of Business. He holds the FINRA Series 7, Series 52 and Series 63 licenses and the Chartered Financial Analyst designation. He is a member of the CFA Institute and the CFA Society of Chicago.

Scott D. Fries, CFA

Vice President, Portfolio Manager

Mr. Fries, CFA, joined First Trust in June 2010 as a Portfolio Manager in the Leveraged Finance Investment Team and has 23 years of investment industry experience. Mr. Fries is a Senior Vice President of First Trust. Prior to joining First Trust, Mr. Fries spent 15 years at Morgan Stanley/Van Kampen Funds, Inc, where he most recently served as Executive Director and Co-Portfolio Manager of Institutional Separately Managed Accounts. Mr. Fries received a BA in International Business from Illinois Wesleyan University and an MBA in Finance from DePaul University. Mr. Fries holds the Chartered Financial Analyst designation. He is a member of the CFA Institute and the CFA Society of Chicago.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Information provided as of May 31, 2018

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed*	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance

1. William Housey, CFA	Registered Investment Companies:	7	$3.584B	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0

2. Scott Fries, CFA	Registered Investment Companies:	7	$3.584B	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0

* Information excludes the registrant.

Potential Conflicts of Interests

Potential conflicts of interest may arise when a portfolio manager of the Registrant has day-to-day management responsibilities with respect to one or more other funds or other accounts. The First Trust Advisors Leveraged Finance Investment Team adheres to its trade allocation policy utilizing a pro-rata methodology to address this conflict.

First Trust and its affiliate, First Trust Portfolios L.P. (“FTP”), have in place a joint Code of Ethics and Insider Trading Policies and Procedures that are designed to (a) prevent First Trust personnel from trading securities based upon material inside information in the possession of such personnel and (b) ensure that First Trust personnel avoid actual or potential conflicts of interest or abuse of their positions of trust and responsibility that could occur through such activities as front running securities trades for the Registrant. Personnel are required to have duplicate confirmations and account statements delivered to First Trust and FTP compliance personnel who then compare such trades to trading activity to detect any potential conflict situations. In addition to the personal trading restrictions specified in the Code of Ethics and Insider Trading Policies and Procedures, employees in the First Trust Advisors Leveraged Finance Investment Team are prohibited from buying or selling equity securities (including derivative instruments such as options, warrants and futures) and corporate bonds for their personal account and in any accounts over which they exercise control. Employees in the First Trust Advisors Leveraged Finance Investment Team are also prohibited from engaging in any personal transaction while in possession of material non-public information regarding the security or the issuer of the security. First Trust and FTP also maintain a restricted list of all issuers for which the First Trust Advisors Leveraged Finance Investment Team has material non-public information in its possession and all transactions executed for a product advised or supervised by First Trust or FTP are compared daily against the restricted list.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Information provided as of May 31, 2018

The compensation structure for the First Trust Advisors Leveraged Finance Investment Team is based upon a fixed salary as well as a discretionary bonus determined by the management of First Trust.

Salaries are determined by management and are based upon an individual’s position and overall value to the firm. The compensation structure for internal portfolio managers is based upon a fixed salary as well as a discretionary bonus determined by the management of FTA. Bonuses are also determined by management and are based upon an individual’s overall contribution to the success of the firm and the profitability of the firm; however, assets under management may be a factor in determining bonus size for certain portfolio manager groups. Salaries and bonuses are not based on fund performance.

(a)(4)	Disclosure of Securities Ownership as of May 31, 2018
Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
William Housey	$0(0 shares)
Scott Fries	$0 (0 shares)

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Senior Floating Rate 2022 Target Term Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 8, 2018
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	August 8, 2018

* Print the name and title of each signing officer under his or her signature.